DELAWARE POOLED® TRUST
Macquarie Labor Select International Equity Portfolio
Macquarie Emerging Markets Portfolio
(each a "Fund" and collectively, the "Funds")

Supplement to the Statement of Additional Information dated February 28, 2017
(effective March 31, 2017, as amended and restated April 5, 2017)

Effective immediately, the following replaces the information in the Portfolios' Statement of Additional Information section entitled "Investment Manager and Other Service Providers – Sub-Advisor":

Mondrian (the "Sub-advisor"), 10 Gresham Street, 5th Floor, London, England EC2V 7JD, furnishes investment sub advisory services to Macquarie Labor Select International Equity and Macquarie Emerging Markets Portfolios. Although the Sub-advisor serves as sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager supervises the Sub-advisor's performance and management services provided to these Funds subject to the supervision and direction of the Board of Trustees.
The Manager has entered into a sub-advisory agreement ("Sub-Advisory Agreement") with the Sub-advisor with respect to Macquarie Labor Select International Equity and Macquarie Emerging Markets Portfolios. As compensation for its services as sub-advisor, the Sub-advisor receives sub-advisory fees from the Manager. The Sub-Advisory Agreement had an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the respective Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated by the Manager or the Trust at any time on written notice to the Sub-advisor of the Manager's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of a Fund. The Sub-advisor may terminate the Sub-Advisory Agreement at any time on sixty (60) days' written notice to the Manager and the Trust of its intention to do so. The Sub-Advisory Agreement will terminate automatically in the event of its assignment. The Sub-Advisory Agreement shall automatically terminate upon the termination of the relevant Investment Management Agreement.

Pursuant to the terms of the Sub-Advisory Agreement, the investment sub-advisory fees are paid by the Manager to the Sub-advisor as a percentage of the average daily net assets of each Fund managed by the Sub-advisor. For the past three fiscal years, the Manager paid the Sub-advisor the following investment sub-advisory fees (shown on an aggregated basis):

Fund	October 31, 2014	October 31, 2015	October 31, 2016
Macquarie Labor Select International Equity Portfolio	$1,356,680.85	$1,119,399.72	$1,104,638.54
Macquarie Emerging Markets Portfolio	$2,475,603.96	$1,824,519.41	$1,110,271.89

For the past three fiscal years, the investment sub-advisory fees (shown on an aggregated basis) as a percentage of each Fund's average daily net assets were as follows:

Fund	October 31, 2014	October 31, 2015	October 31, 2016
Macquarie Labor Select International Equity Portfolio	0.30%	0.30%	0.30%
Macquarie Emerging Markets Portfolio	0.75%	0.75%	0.75%

Please keep this Supplement for future reference.

This Supplement is dated August 28, 2017.